                                                                    EXHIBIT 24.1

                        AMERIVISION COMMUNICATIONS, INC.
                               POWER OF ATTORNEY

     AmeriVision Communications, Inc., an Oklahoma corporation (the "COMPANY"), and each of the undersigned, in his capacity as a Company director or officer, in connection with the filing of the Company's report on Form 10-K, on or about April 16, 2002, with the United States Securities and Exchange Commission (the "COMMISSION"), hereby constitutes and appoints LONI WOODLEY as its or his lawful attorney-in-fact and agent, with power of substitution, to sign such report and any amendment thereto, to file the same, with exhibits thereto and other documents in connection therewith, with the Commission and to perform any other act in the undersigned's name which the attorney-in-fact and agent may deem necessary or advisable to enable the Company to comply with the requirements of the Securities Exchange Act of 1934, as amended, with any rule or regulation promulgated thereunder, and with any other requirement imposed by the Commission; and hereby ratifies and affirms all that such attorney-in-fact and agent may do or cause to be done by virtue hereof.

     In Witness Whereof, the Company has caused this Power of Attorney to be executed in its name by its President and attested to by its Secretary on April 15, 2002, and each of the undersigned directors and officers has executed this instrument, or a counterpart thereof, as of that same date.

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
SIGNATURE                                TITLE
---------                                -----
AmeriVision Communications, Inc.


By:  /s/ KENNETH R. KOLEK                President
     ------------------------------
     Kenneth R. Kolek


Attest:  /s/ ALBERT JONES                Secretary
         --------------------------
         Albert Jones


/s/ KENNETH R. KOLEK                     President, Chief Executive Officer and
-----------------------------------      Chairman of the Board of Directors
Kenneth R. Kolek                         (Principal Executive Officer)


/s/ LONI WOODLEY                         Chief Financial Officer
-----------------------------------      (Principal Financial and Accounting
Loni Woodley                             Officer)


/s/ ARCH BONNEMA                         Vice Chairman of the Board of Directors
-----------------------------------
Arch Bonnema


/s/ DANNY BANNISTER                      Director
-----------------------------------
Danny Bannister


/s/ DAVID CLARK                          Director
-----------------------------------
David Clark


/s/ BELARMINO GONZALEZ                    Director
-----------------------------------
Belarmino Gonzalez


/s/ ART RICHARDSON                       Director
-----------------------------------
Art Richardson


/s/ LOREN UNRUH                          Director
-----------------------------------
Loren Unruh
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